Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated April 17, 2020 to the Prospectus, dated April 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the "Fund"), a series of AMG Funds II (the "Trust"), contained in the Fund's Prospectus (the "Prospectus"), dated as noted above.

At a meeting held on April 16, 2020 (the "Meeting"), the Trust's Board of Trustees (the "Board") approved the appointment of GW&K Investment Management, LLC ("GW&K" or the "Subadviser") as the Subadviser to the Fund on an interim basis to replace Chicago Equity Partners, LLC ("CEP"), effective April 17, 2020 (the "Implementation Date"). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC ("AMGF") and GW&K (the "Interim Subadvisory Agreement"), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement with CEP (the "Former Subadvisory Agreement"), which occurred on April 17, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the Subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the "New Subadvisory Agreement"), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that CEP would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Chicago Equity Partners Balanced Fund to AMG GW&K Global Allocation Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, (iii) replaced its existing contractual expense limitation agreement with AMGF with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iv) replaced its existing benchmark indices with the MSCI ACWI Index, Bloomberg Barclays Global Aggregate Bond Index and 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund.

In addition, effective as of the Implementation Date, the Prospectus is hereby amended as follows:

All references to the name of AMG Chicago Equity Partners Balanced Fund shall refer to AMG GW&K Global Allocation Fund. All references to CEP shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Keith E. Gustafson, Michael J. Lawrence, Curt A. Mitchell and Michael J. Budd shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

The sections under "Summary of the Fund" titled "Investment Objective," "Fees and Expenses of the Fund," "Expense Example," and "Principal Investment Strategies" beginning on page 3 of the Prospectus are hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The AMG GW&K Global Allocation Fund's (the "Fund" or "GW&K Global Allocation Fund") investment objective is to achieve long-term capital appreciation with moderate current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses1	0.31%	0.41%	0.31%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.91%
Fee Waiver and Expense Reimbursements2	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee	1.06%	0.91%	0.81%
Waiver and Expense Reimbursements2

1Expense information has been restated to reflect current fees.

2AMG Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund's expenses in order to limit Total Annual Fund

Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the "Expense Cap"), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund's Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements

(exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund's liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. The Example includes the Fund's contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$357	$627	$1,399

Class I	$101	$309	$545	$1,225

Class Z	$90	$276	$491	$1,107

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will generally invest 55-65% of its net assets in equity securities and invest the remainder of its assets in fixed income securities, cash and cash equivalents. GW&K Investment Management, LLC ("GW&K" or the "Subadviser") takes an active approach to managing global equity and fixed income investments and seeks to manage risk through diversification, in-depth research and a focus on quality.

The equity portion of the Fund is invested primarily in a diversified global portfolio of equity securities, including common and preferred stocks, convertible securities, exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other depositary receipts of non- U.S. listed companies. The equity portion of the Fund may be invested across regions, including in developed and emerging markets, market capitalization ranges, investment styles and sectors. The Fund may invest in companies of any size. With respect to equities, GW&K believes that earnings growth combined with high returns on capital can lead to attractive returns over the long term. GW&K's fundamental research process analyzes a company's market positioning, growth profile, financial strength, management team strength and valuation. GW&K seeks to construct a focused portfolio of equity securities issued by companies that GW&K believes are growing and competitively advantaged and that generate sustainable earnings growth and return on capital.

Under normal circumstances, the Fund will generally invest 35-45% of its net assets in fixed income securities (including cash and cash equivalents). The fixed income portion of the Fund may invest in a wide range of domestic and foreign fixed income securities, including securities issued by any of the following: public and private companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities, including agency mortgage-backed securities. The fixed income portion of the Fund may include non-U.S. dollar denominated fixed income securities as well fixed income securities payable in U.S. dollars that are issued in the United States by foreign banks and corporations. With respect to fixed income, GW&K actively manages the portfolio across multiple fixed income sectors in order to take advantage of what GW&K believes are relative value opportunities in changing market conditions. GW&K seeks quality in the fixed income sectors in which the Fund invests, including with respect to high yield investments. GW&K's investment process involves fundamental credit research and GW&K's analysis of how the Fund's potential investments are affected by material environmental, social and governance ("ESG") factors. In selecting potential fixed-income investments for the Fund, GW&K uses top-down research that focuses on managing duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis.

Based on GW&K's investment outlook, the Fund may invest up to 30% of its net assets in below- investment grade securities (commonly known as "junk bonds" or "high yield securities") (those rated below Baa/BBB by Moody's Investors Service, Inc. or S&P Global Ratings, respectively) that GW&K believes do not involve undue risk to income or principal. Incorporating fundamental credit and market analysis, GW&K typically invests the Fund's assets in bonds with 1- to 30- year maturities.

Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. If, in the view of GW&K, market conditions are not favorable, the Fund may invest less than 35% of its net assets in investments economically tied to countries other than the U.S. The Fund considers a company to be non-U.S. issuer if

(i)it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. To gain exposure to foreign issuers, the Fund may invest in ETFs.

While GW&K has significant flexibility to adjust the Fund's asset allocation, under normal circumstances, tactical adjustments among the Fund's weightings are normally expected to be in the range of 5-10% of the Fund's anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.

The Fund may invest more than 65% of its net assets in equities if GW&K considers conditions in the stock market to be more favorable than those in the bond market. In addition, the Fund may invest more than 45% of its net assets in fixed income securities and cash or cash equivalents, or other securities or instruments that GW&K considers less risky, with less than 55% of the Fund's net assets invested in equities if GW&K considers conditions in the bond market to be more favorable than those in the stock market.

The section titled "Summary of the Fund – Principal Risks" beginning on page 4 is hereby revised to remove "Model and Data Risk" as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk—the Fund's investments may not be allocated to the best performing asset classes.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

ESG Investing Risk—because applying the Fund's ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund's investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund's investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund's performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company's ESG practices or the Subadviser's assessment of a company's ESG practices may change over time.

Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Also with respect to the section titled "Summary of the Fund – Principal Risks" beginning on page 4, "Market Risk" is hereby deleted and replaced with the following:

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.

Also with respect to the section titled "Summary of the Fund – Principal Risks" beginning on page 4, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk; Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large-Capitalization Stock Risk; Liquidity Risk;

Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

In the section titled "Summary of the Fund – Performance" beginning on page 5, the following is hereby added at the end of the second paragraph:

As of April 17, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to "AMG GW&K Global Allocation Fund," adopted its current investment strategies and began comparing its performance to the MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index. The Fund's performance information for periods prior to April 17, 2020 reflects the Fund's investment strategy that was in effect at that time and may have been different had the Fund's current investment strategy been in effect.

The Average Annual Total Returns table in the section titled "Summary of the Fund – Performance" beginning on page 5 is hereby deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19
				Since
AMG GW&K Global Allocation Fund	1 Year	5 Years	10 Years	Inception1
Class N
Return Before Taxes	16.96%	7.00%	8.88%	–
Class N
Return After Taxes on Distributions	15.25%	5.76%	7.39%	–
Class N
Return After Taxes on Distributions and Sale of
Fund Shares	11.03%	5.22%	6.82%	–
Class I
Return Before Taxes	17.17%	7.16%	–	8.80%
Class Z
Return Before Taxes	17.21%	7.26%	9.16%	–
MSCI ACWI Index2
(reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.79%	9.95%
60% MSCI ACWI Index/40% Bloomberg
Barclays Global Aggregate Bond Index2
(reflects no deduction for fees, expenses or taxes)	16.49%	5.52%	5.82%	5.71%
Bloomberg Barclays Global Aggregate Bond
Index2
(reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	2.48%	1.28%
Bloomberg Barclays U.S. Aggregate Bond Index2
(reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%	2.66%
60% Russell 1000 /40% Bloomberg Barclays U.S.
Aggregate Bond2
(reflects no deduction for fees, expenses or taxes)	22.13%	8.31%	9.87%	9.92%
Russell 1000® Index2
(reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%	14.59%

1Class I and Index performance shown reflects performance since the inception date of the Fund's Class

I shares on November 30, 2012.

2The MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index replaced the Russell 1000 Index, 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S.

Aggregate Bond Index as the Fund's benchmarks on April 17, 2020 because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund's current investment strategies.

The section titled "Summary of the Fund – Portfolio Management" on page 5 of the Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive agreement)

Portfolio Managers

Asset Allocation Team

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K;

Portfolio Manager of the Fund since April 2020.

William P. Sterling, Phd

Global Strategist of GW&K;

Portfolio Manager of the Fund since April 2020.

Equity Team

Aaron C. Clark, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

Thomas A. Masi, CFA

Vice President and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

Fixed Income Team

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

The section titled "Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund's Principal Investment Strategies" on page 8 is hereby deleted and replaced with the following:

GW&K serves as the subadviser to the Fund and manages the allocation of assets between equities and fixed income securities, and also manages the individual security selection.

Asset allocation determinations for the Fund will be determined by GW&K's Asset Allocation Committee, which is comprised of selected members of the firm's Investment Policy Committee, including the portfolio managers of the Fund. The Asset Allocation Committee monitors relative value opportunities among and within the various asset classes and seeks anomalies that may create opportunities to tactically adjust the Fund's weightings among equities, fixed income and cash. While the Committee has significant flexibility to adjust the Fund's asset allocation, under normal circumstances, tactical adjustments among the Fund's weightings are normally expected to be in the range of 5-10% of the Fund's anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.

When deciding which equity securities to buy and sell, GW&K typically:

∙Uses fundamental research that focuses on: o Market Positioning

o Growth Profile

o Financial Strength

o Company Management

o Valuation

When deciding which fixed income securities to buy and sell, GW&K typically:

∙Uses top-down macroeconomic analysis that focuses on managing:

                   o Duration

o Sector Allocation

o Credit Quality

o Yield Curve

∙Uses bottom-up security selection research that focuses on: o Fundamental Analysis

o Valuation Analysis

o Technical Analysis

o ESG Factor Analysis

The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

The Fund's compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The second paragraph of the section titled "Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund's Expense and Performance" on page 9 is hereby deleted and replaced with the following:

As discussed under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund's expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the "Expense Cap"), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund's Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund's liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10 is hereby revised to remove "Model and Data Risk" as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk

Funds that invest in a broad array of asset classes may be subject to asset allocation risk. These funds may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equity-related investments when the stock market is falling and the fixed income market is rising. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.

Emerging Markets Risk

Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

ESG Investing Risk

Applying the Fund's ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may under-perform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund's exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund's performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company's ESG practices. Socially responsible norms differ by region, and a company's ESG practices or the Subadviser's assessment of a company's ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.

Municipal Market Risk

Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.

Political Risk

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

Sector Risk

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund's performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

Also with respect to the section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10, "Market Risk" is hereby deleted and replaced with the following:

Market Risk

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to economic, political, or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund's performance or net asset value.

Also with respect to the section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk; Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large- Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

Within the section titled "Additional Information About the Fund – Fund Management" on page 14, the fourth, fifth, sixth and seventh paragraphs are hereby deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund's portfolio pursuant to an interim Subadvisory Agreement that became effective on April 17, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2019, had assets under management of approximately $42.155 billion. AMG indirectly owns a majority interest in GW&K.

The Fund is managed by a team of portfolio managers at GW&K that has jointly managed the Fund since April 2020: Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

Messrs. Miller and Sterling are the portfolio managers jointly and primarily responsible for asset allocation. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K's equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy Global Advisors, LP ("Trilogy") since 1999.

Messrs. Clark and Masi are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Clark serves as Principal and Portfolio Manager of GW&K, positions he has held since 2015. Mr. Clark began his investment career in 1992. Prior to joining GW&K in 2015, he was a Principal and Portfolio Manager at Tetrem Capital Management with responsibility for U.S. Value and U.S. Dividend mandates as well as a Canadian Dividend Fund. Prior to that, he served as a portfolio manager at Pioneer Investments as part of their value equities team, and at Morgan Stanley Investment Company, where he co-managed a Dividend Growth Fund. Before becoming a portfolio manager, Mr. Clark was an equity analyst at Prudential Securities and Gerard Klauer Mattison with a primary focus on companies in the financial services sector. Mr. Masi serves as Vice President and Portfolio Manager at GW&K, positions he has held since 2019. Previously, Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy since 2004.

Ms. Kane is the portfolio manager primarily responsible for the fixed income portion of the Fund. Ms. Kane is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated April 17, 2020 to the Statement of Additional Information, dated April 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the "Fund"), a series of AMG Funds II (the "Trust"), contained in the Fund's Statement of Additional Information (the "SAI"), dated as noted above.

At a meeting held on April 16, 2020 (the "Meeting"), the Trust's Board of Trustees (the "Board") approved the appointment of GW&K Investment Management, LLC ("GW&K" or the "Subadviser") as the Subadviser to the Fund on an interim basis to replace Chicago Equity Partners, LLC ("CEP"), effective April 17, 2020 (the "Implementation Date"). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC ("AMGF") and GW&K (the "Interim Subadvisory Agreement"), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement with CEP (the "Former Subadvisory Agreement"), which occurred on April 17, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the Subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the "New Subadvisory Agreement"), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that CEP would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Chicago Equity Partners Balanced Fund to AMG GW&K Global Allocation Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, (iii) replaced its existing contractual expense limitation agreement with AMGF with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iv) replaced its existing benchmark indices with the MSCI ACWI Index, Bloomberg Barclays Global Aggregate Bond Index and 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund.

In addition, effective as of the Implementation Date, the SAI is hereby amended as follows:

All references to the name of AMG Chicago Equity Partners Balanced Fund shall refer to AMG GW&K Global Allocation Fund. All references to CEP shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Keith E. Gustafson, Michael J. Lawrence, Curt A. Mitchell and Michael J. Budd shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

In the section titled "Additional Investment Policies – Investment Techniques and Associated Risks – (2) Below Investment Grade Securities" beginning on page 3, the last sentence is hereby deleted and replaced with the following:

The Fund may invest up to 30% of its net assets in below investment grade securities.

The section titled "Additional Investment Policies – Investment Techniques and Associated Risks – (8) Depositary Receipts" beginning on page 5 is hereby deleted and replaced with the following:

(8) Depositary Receipts

The Fund may invest in depositary receipts, including, but not limited to, Global Depositary Receipts

("GDRs"), American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Non- Voting Depositary Receipts ("NVDRs"). GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. EDRs are European receipts evidencing a similar arrangement. NVDRs are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the "SET"), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company's ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. The Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund's taxable income. See "Certain U.S. Federal Income Tax Matters" below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

The section titled "Additional Investment Policies – Investment Techniques and Associated Risks – (9) Derivative Instruments" beginning on page 6 is hereby revised to add the following after the sub-section titled "Synthetic Derivative Securities":

Participatory Notes and Non-Standard Warrants. From time to time, the Fund may use nonstandard warrants, including participatory notes ("P-Notes"), to gain exposure to issuers in certain countries. P- Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

In the section titled "Additional Investment Policies – Investment Techniques and Associated Risks – (13) Foreign Securities" beginning on page 21, the last sentence of the sixth paragraph is hereby deleted.

The section titled "Additional Investment Policies – Investment Techniques and Associated Risks" beginning on page 1 is hereby revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law.

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Fund's Prospectus and this SAI, the Fund may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Real Estate Investment Trusts ("REITs")

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income- producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Structured Notes, Equity-Linked Notes and Other Hybrid Instruments

The Fund may invest in structured notes as part of its overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

The Fund may invest, as part of its overall investment strategy, in equity-linked notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, the Fund may lose some or all of its investment in a note due to a decline in value of the linked security or securities. The maximum return on a note may be limited to a specified amount, so even if the Subadviser's view of the underlying stock(s) or index is correct, the gain may be limited. There is no guarantee that a specific, or any, return or yield on an investment will be made. To the extent the Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. There is also the possibility that a note issuer may default on its obligations under the note.

The Fund may invest, as part of its overall investment strategy, in other types of "hybrid" instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

In the section titled "Additional Investment Policies – Additional Risks – Market Disruption and Geopolitical Risk" on page 35, the first paragraph is hereby deleted and replaced with the following:

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments.

The COVID-19 outbreak in 2020 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund's investments, the Fund and your investment in the Fund.

The section titled "Additional Investment Policies – Non-Fundamental Investment Restrictions of the Fund" beginning on page 38 is hereby deleted.

The first and second paragraphs of the section titled "Management of the Fund – Management and Subadvisory Agreements" on page 54 are hereby deleted and replaced with the following:

The Investment Manager serves as investment manager to the Fund pursuant to Fund Management Agreements dated August 1, 2000 (collectively, the "Management Agreement"). The Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into an interim Subadvisory Agreement with the Fund's Subadviser (the "Subadvisory Agreement").

The Management Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Subadvisory Agreement, dated as of April 17, 2020, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to the Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the "New Subadvisory Agreement"), and the submission of the New Subadvisory Agreement to the Fund's shareholders for approval.

The section titled "Management of the Fund – Portfolio Managers of the Fund" beginning on page 58 is hereby deleted and replaced with the following:

Portfolio Managers of the Fund

Unless otherwise indicated, all information below is as of March 31, 2020.

AMG GW&K GLOBAL ALLOCATION FUND

GW&K Investment Management, LLC ("GW&K")

GW&K has served as Subadviser to the Fund since April 17, 2020. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon on October 1, 2008. As of December 31, 2019, GW&K's assets under management were approximately $42.155 billion. Daniel L. Miller, CFA and William P. Sterling, PhD are the portfolio managers jointly and primarily responsible for asset allocation. Aaron C. Clark, CFA and Thomas A. Masi, CFA are the portfolio managers jointly and primarily responsible for the equity portion of the Fund. Mary F. Kane, CFA is the portfolio manager primarily responsible for the fixed income portion of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA

			Number of Accounts	Assets Managed For
	Number Of	Total Assets	Managed For Which	Which Advisory Fee
	Accounts	Managed	Advisory Fee is	is Performance Based
Type of Account	Managed	($ millions)	Performance Based	($ millions)
Registered Investment	6	$1,019	None	$0
Companies
Other Pooled	7	$1,072	None	$0
Investment Vehicles
Other Accounts	4,874	$3,228	1	$83

Portfolio Manager: William P. Sterling, PhD
			Number of Accounts	Assets Managed For
	Number Of	Total Assets	Managed For Which	Which Advisory Fee
	Accounts	Managed	Advisory Fee is	is Performance Based
Type of Account	Managed	($ millions)	Performance Based	($ millions)
Registered Investment	1	$45	None	$0
Companies
Other Pooled	2	$584	None	$0
Investment Vehicles
Other Accounts	15	$469	None	$0

Portfolio Manager: Aaron C. Clark, CFA
			Number of Accounts	Assets Managed For
	Number Of	Total Assets	Managed For Which	Which Advisory Fee
	Accounts	Managed	Advisory Fee is	is Performance Based
Type of Account	Managed	($ millions)	Performance Based	($ millions)
Registered Investment	None	$0	None	$0
Companies

Other Pooled	None	$0	None	$0
Investment Vehicles
Other Accounts	2,245	$1,360	None	$0

Portfolio Manager: Thomas A. Masi, CFA
			Number of Accounts	Assets Managed For
	Number Of	Total Assets	Managed For Which	Which Advisory Fee
	Accounts	Managed	Advisory Fee is	is Performance Based
Type of Account	Managed	($ millions)	Performance Based	($ millions)
Registered Investment	1	$124	None	$0
Companies
Other Pooled	2	$52	None	$0
Investment Vehicles

Other Accounts	77	$78	None	$0

Portfolio Manager: Mary F. Kane, CFA
			Number of Accounts	Assets Managed For
	Number Of	Total Assets	Managed For Which	Which Advisory Fee
	Accounts	Managed	Advisory Fee is	is Performance Based
Type of Account	Managed	($ millions)	Performance Based	($ millions)
Registered Investment	2	$241	None	$0
Companies
Other Pooled	None	$0	None	$0
Investment Vehicles
Other Accounts	6,304	$4,037	None	$0

Potential Material Conflicts of Interest

GW&K's portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see "Portfolio Manager Compensation" below) generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual's experience and position relative to market data, as well as a bonus that incorporates 3 components:

∙Performance (of strategies managed by the portfolio manager based on composite returns)

∙Relative to Peers

∙Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

∙Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers' Ownership of Fund Shares

Mr. Miller: None

Mr. Sterling: None

Mr. Clark: None

Mr. Masi: None

Ms. Kane: None

Appendix B is hereby deleted and replaced with the following:

APPENDIX B

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2019

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm's review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm's proxy voting process.

I.Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. ("Glass Lewis"), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K's clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions ("Broadridge"), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)Conduct in-depth proxy research;

2)Process and vote proxies in connection with securities held by GW&K's clients;

3)Maintain appropriate records of proxy statements, research, and recommendations;

4)Maintain appropriate records of proxy votes cast on behalf of GW&K's clients;

5)Complete other proxy related administrative functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)Annually review Glass Lewis's proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)Conduct regular reconciliations with client's custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.Conflicts of Interest

In adopting Glass Lewis's proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K's clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K's Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client's account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K's Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K's fiduciary duty, GW&K's portfolio managers, with the support of GW&K's Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV. Disclosure

Clients may obtain Glass Lewis's proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V.Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2)Proxy statements, research, recommendations, and records of each vote;

3)Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm's proxy voting process, including the firm's Proxy Voting Policy, the firm's service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K's Chief Compliance Officer, General Counsel, managers of GW&K's Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K's Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE